Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 8 – COMMITMENTS AND CONTINGENT LIABILITIES

A.	Royalties provision

1.	Royalties to an ASIC designer: The Company had a liability to pay royalties of 50 euro cents per ASIC component sold, capped at €200 (~$213). As no future sales are expected following the C-Scan discontinuation, the provision was derecognized in 2023 as a reduction of R&D expenses.

	December 31,
	2025	2024

Royalties to an ASIC designer	-	-
	-	-

2.	Reimbursement liability to Predecessor Entity’s unit holders: The Company committed to reimburse unit holders of Check Cap LLC for tax burdens arising from the 2009 reorganization under Section 367(d) of the Code. Since no profitability is expected, the liability based on discounted cash outflows is $0.

B.	Commitments

(1)	Royalties – IIA and BIRD Foundation: Since inception through December 31, 2023, the Company received IIA funding of approximately $5,600 and BIRD Foundation funding of approximately $114. No grants were received in 2024 or 2025. Contingent royalty obligations to the IIA (~$6,199) and BIRD Foundation (~$209) as of December 31, 2023 remain; these are not anticipated to be payable in the foreseeable future.

(2)	Rental agreements: See Note 5.

C.	Legal

From time to time, the Company is involved in litigation arising in the ordinary course of business. The following legal proceedings were outstanding as of December 31, 2025.

Derivative action. On October 7, 2024, a minority shareholder of the Company filed an application in the Haifa District Court seeking certification of a shareholders’ derivative lawsuit against the Company, certain present and former directors, and a third party, seeking damages in excess of NIS 2,500 (approximately $784). The claims relate primarily to corporate governance matters and the legality of certain corporate decisions and transactions. The Company filed a response requesting that certification be denied. The parties are currently engaged in mediation.

Former executive compensation claims. During 2024, two former senior executives filed separate claims against the Company seeking an aggregate of approximately NIS 620 (approximately $195) in respect of alleged unpaid compensation and contractual entitlements arising from the termination of their respective engagements. The Company filed Statements of Defense rejecting all allegations in both matters.

Legal fee dispute. During 2024, a former legal services provider filed a claim against the Company seeking approximately NIS 175 (approximately $55) for alleged unpaid fees. The Company filed a Statement of Defense rejecting all allegations. The parties are engaged in mediation proceedings concurrent with the court process.

Lease and eviction proceedings. In September 2024, the Company ceased making rent payments in respect of its leased premises in Usfiyeh, Israel. The landlord subsequently commenced legal proceedings and an eviction order was granted by the court. The Company has ceased active business operations at the facility. Certain Company property and documentation remain on the premises pending resolution of access and logistical matters. The landlord’s claim for unpaid rent and damages totals approximately NIS 207 (approximately $65). No impairment has been recorded against the related right-of-use asset as proceedings remain ongoing.

Management’s assessment. For all of the above matters, based on the information currently available and after consultation with legal counsel, management does not believe an unfavorable outcome is probable for any of the above proceedings. Accordingly, no provision has been recorded in these consolidated financial statements as of December 31, 2025. Management will reassess at each reporting date and will record a provision in the period in which it becomes probable that a liability has been incurred and the amount can be reasonably estimated.